EXHIBIT 99.3

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon. Jointly Administered

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS I – SENIOR NOTES

PRIVATE

BALLOT FOR VOTING HOLDERS OF SENIOR NOTES

(CLASS 1 SENIOR NOTES)

If you are, as of June 19, 2012, a holder of a Senior Note,1 please use this Ballot to cast your vote to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”).  The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Ballot.  Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Court, and thereby made binding upon you, if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

You should review the Offering Memorandum Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim or claims under the Plan. Senior Notes have been placed in Class 1 under the Plan. If you hold more than one claim against the Debtors, you will receive a Ballot for each claim you are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

If your vote is not received by the Debtors’ Voting Agent, Kurtzman Carson Consultants, at the following address on or before the Voting Deadline and such deadline is not extended, your vote will not count as an acceptance or rejection of the Plan:

Kurtzman Carson Consultants LLC
599 Lexington Avenue
39th Floor
New York, NY  10022

Attn: Capitol Bancorp Tabulation

1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

  PRIVATE
2

If the Plan is confirmed by the Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

•	COMPLETE ITEMS 1 AND 2 BELOW

•	IF YOU WISH TO VOTE FOR THE THIRD PARTY RELEASES IN SECTION XII(F) OF THE PLAN, COMPLETE ITEM 3 BELOW

•	REVIEW AND COMPLETE ITEM 4, IF APPLICABLE TO YOU

•	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 5

•	SIGN THE BALLOT

•	RETURN THE BALLOT TO THE DEBTORS’ VOTING AGENT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE

•	YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIM REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE

•
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN

Item 1.   Amount of Claim Voted.  The undersigned certifies that as of June 19, 2012, the undersigned held a claim against the Debtors in the following unpaid amount reflected below.

 Principal Amount of Senior Note:                                                                           $

Item 2.    Class 1 Vote.

Vote to “Accept” or “Reject” (check one) for the Senior Notes that you own.

ACCEPTS (votes FOR) the Plan

  PRIVATE
3

REJECTS (votes AGAINST) the Plan

Item 3.    Vote For Third Party Releases.  Section XII(F) of the Plan provides for releases of certain persons by Holders electing on the Ballot as follows:

For those Holders electing on their Ballot to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors’ agents and professionals, and each of their respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors’ Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements, instruments, and other documents, except for Claims arising under the Plan or any related agreements, instruments, releases, indentures, and other agreements and documents delivered thereunder.

By checking the line below, you will have elected to grant and be bound by the third party releases in Section XII(F) of the Plan.  You may vote to accept the Plan but not vote to accept the third party release.

ACCEPTS (votes FOR) the Third Party Releases

Item 4.      Certification As To Senior Notes Held In Additional Accounts.  By completing and returning this Ballot, the holder certifies that either (1) it has not submitted any other Ballots for other Senior Notes held in other accounts or other record names or (2) it has provided the

  PRIVATE
4

information specified in the following table for all other Senior Notes for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED
CLASS 1 BALLOTS OTHER THAN THIS BALLOT

Name of Holder	Account Number	Principal Amount of Other Senior Notes Voted
$
$
$

(please use additional sheets of paper if necessary)

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY
THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

Item 5.   Certification.  By returning this Ballot, the holder of the Claim identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Claim described in Item 1 as of June 19, 2012; (c) it has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; (e) such holder is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or, if not an individual, is an “Institutional Accredited Investor (see definitions of “Accredited Investor” and “Institutional Accredited Investor” below) and (f) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name of Holder:	(Print or Type)
Social Security or Federal Tax I.D. No.:	(Optional)

  PRIVATE
5

Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:
Date Completed:
This Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED. PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, ON OR BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

PRIVATE

6

An Institutional Accredited Investor is:

•
any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

•	any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

•
any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

•
any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

•	any entity in which all of the equity owners are accredited investors.

PRIVATE

7

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon.

BENEFICIAL HOLDER BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 2 – TRUST PREFERRED SECURITIES

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                   CUSIP 14065B 20 8
10999197.7

BENEFICIAL HOLDER BALLOT FOR VOTING HOLDERS OF TRUST PREFERRED
SECURITIES

(CLASS 2 TRUST PREFERRED SECURITIES)

If you are, as of June 19, 2012, a beneficial holder of a Trust Preferred Security,1 please use this Ballot to cast your vote to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”).  The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Ballot.  Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Court, and thereby made binding upon you, if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

You should review the Offering Memorandum and Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim or claims under the Plan. Trust Preferred Securities have been placed in Class 2 under the Plan. If you hold more than one claim against the Debtors, you will receive a Ballot for each claim you are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

IN ORDER FOR YOUR VOTE TO BE COUNTED, ALL PRE-VALIDATED BENEFICIAL HOLDER BALLOTS AND MASTER BALLOTS CAST ON BEHALF OF BENEFICIAL HOLDER BALLOTS THAT WERE NOT PRE-VALIDATED MUST BE COMPLETED, EXECUTED, AND RETURNED SO AS TO BE ACTUALLY RECEIVED BY THE DEBTORS’ BALLOTING AGENT, KURTZMAN CARSON CONSULTANTS LLC (“KCC”), BY 5:00 P.M. PREVAILING EASTERN TIME ON JULY 27, 2012 (THE “VOTING DEADLINE”) IN ACCORDANCE WITH THE FOLLOWING:

 1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                  CUSIP 14065B 20 8
10999197.7

2

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO
YOUR NOMINEE (DEFINED BELOW):
YOU MUST RETURN THIS BENEFICIAL HOLDER BALLOT TO YOUR NOMINEE IN SUFFICIENT TIME TO PERMIT YOUR NOMINEE TO DELIVER A MASTER BALLOT INCLUDING YOUR VOTE TO KCC BY THE VOTING DEADLINE.

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO KCC:
YOUR NOMINEE SHOULD HAVE PRE-VALIDATED THIS BENEFICIAL HOLDER BALLOT.  THEREFORE, YOU MUST RETURN THIS PRE-VALIDATED BENEFICIAL HOLDER BALLOT DIRECTLY TO KCC SO IT IS ACTUALLY RECEIVED ON OR BEFORE THE VOTING DEADLINE.

If the Plan is confirmed by the Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

•	COMPLETE ITEMS 1 AND 2 BELOW

•	IF YOU WISH TO VOTE FOR THE THIRD PARTY RELEASES IN SECTION XII(F) OF THE PLAN, COMPLETE ITEM 3 BELOW

•	REVIEW AND COMPLETE ITEM 4, IF APPLICABLE TO YOU

•	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 5

•	SIGN THE BALLOT

•	Return of Beneficial Holder Ballots: Your Beneficial Holder Ballot (if pre-validated) and/or the Master Ballot incorporating the vote cast on your Beneficial Holder Ballot

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                      CUSIP 14065B 20 8
10999197.7

3

MUST be returned to KCC so as to be actually, received by KCC on or before the Voting Deadline, which is 5:00 p.m. prevailing Eastern Time on July 27, 2012. To ensure your vote is counted toward confirmation of the Plan, please read the following information carefully so that you understand where your Beneficial Holder Ballot must be sent in order for it to be received before the Voting Deadline:

➢
Not pre-validated Beneficial Holder Ballot: If you received a Beneficial Holder Ballot and a return envelope addressed to your Nominee, you must return your completed Beneficial Holder Ballot directly to your Nominee so that it is actually received in sufficient time to permit your Nominee to deliver a Master Ballot including your vote to KCC by the Voting Deadline.

➢
Pre-validated Beneficial Holder Ballot: If you received a Beneficial Holder Ballot and a return envelope addressed to KCC, you must return your completed Beneficial Holder Ballot directly to KCC so that it is actually received by KCC on or before the Voting Deadline.

•	YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIM REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE

•
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN

Item 1.   Amount of Trust Preferred Security Voted.  The undersigned certifies that as of June 19, 2012, the undersigned held  the following amount of Trust Preferred Securities reflected below.

Amount of Trust Preferred Security:

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                      CUSIP 14065B 20 8
10999197.7

4

Item 2.    Class 2 Vote.

Vote to “Accept” or “Reject” (check one) for the Trust Preferred Securities that you own.

ACCEPTS (votes FOR) the Plan

REJECTS (votes AGAINST) the Plan

By voting on the Plan, you will be deemed to have consented to the submission of a Master Ballot to the voting agent and the Debtors or their agents by your Nominee, where applicable.

Item 3.    Vote For Third Party Releases.  Section XII(F) of the Plan provides for releases of certain persons by Holders electing on the Ballot as follows:

For those Holders electing on their Ballot to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors’ agents and professionals, and each of their respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors’ Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements,

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                    CUSIP 14065B 20 8
10999197.7

5

instruments, and other documents, except for Claims arising under the Plan or any related agreements, instruments, releases, indentures, and other agreements and documents delivered thereunder.

By checking the line below, you will have elected to grant and be bound by the third party releases in Section XII(F) of the Plan.  You may vote to  Accept the Plan but not vote to accept the third party release.

ACCEPTS (votes FOR) the Third Party Releases

Item 4.    Certification As To Trust Preferred Securities Held In Additional Accounts.  By completing and returning this Ballot, the beneficial owner certifies that either (1) it has not submitted any other Ballots for other Trust Preferred Securities held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Trust Preferred Securities for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED
CLASS 2 BALLOTS OTHER THAN THIS BALLOT

Name of Holder2	Account Number	CUSIP Number or Description of Other Class 2 Claim Voted	Amount of Other Trust Preferred Securities Voted

(please use additional sheets of paper if necessary)

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY
THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

2 Insert your name if the Trust Preferred Securities are held by you in record name or, if held in street name, insert the name of your broker or bank.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                    CUSIP 14065B 20 8
10999197.7

6

Item 5.   Certification.  By returning this Ballot, the holder of the Claim identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Claim described in Item 1 as of June 19, 2012; (c) it has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; (e) if delivered to a Nominee, such beneficial owner authorizes its Nominee to treat this Ballot as a direction to include its Claim on the Master Ballot; and (f) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name of Holder:	(Print or Type)
Social Security or Federal Tax I.D. No.:	(Optional)

Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                       CUSIP 14065B 20 8
10999197.7

7

Email Address:
Date Completed:

This Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED.  IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT THE MASTER BALLOT BEFORE THE VOTING DEADLINE.  IF YOU ARE A HOLDER OF TRUST PREFERRED SECURITIES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING YOUR BALLOT DIRECTLY TO THE VOTING AGENT, OR IF YOU HAVE RECEIVED A PRE-VALIDATED BENEFICIAL HOLDER BALLOT FROM YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, ON OR BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT A                                                                                                                                     CUSIP 14065B 20 8
10999197.7

  8

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS B ALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon.

BENEFICIAL HOLDER BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’

PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 2 – TRUST PREFERRED SECURITIES

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                                           CUSIP 14065D 20 3
11033059.3

BENEFICIAL HOLDER BALLOT FOR VOTING HOLDERS OF TRUST PREFERRED
SECURITIES
(CLASS 2 TRUST PREFERRED SECURITIES)

If you are, as of June 19, 2012, a beneficial holder of a Trust Preferred Security,1 please use this Ballot to cast your vote to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”).  The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Ballot.  Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Court, and thereby made binding upon you, if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

You should review the Offering Memorandum and Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim or claims under the Plan. Trust Preferred Securities have been placed in Class 2 under the Plan. If you hold more than one claim against the Debtors, you will receive a Ballot for each claim you are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

IN ORDER FOR YOUR VOTE TO BE COUNTED, ALL PRE-VALIDATED BENEFICIAL HOLDER BALLOTS AND MASTER BALLOTS CAST ON BEHALF OF BENEFICIAL HOLDER BALLOTS THAT WERE NOT PRE-VALIDATED MUST BE COMPLETED, EXECUTED, AND RETURNED SO AS TO BE ACTUALLY RECEIVED BY THE DEBTORS’ BALLOTING AGENT, KURTZMAN CARSON CONSULTANTS LLC (“KCC”), BY 5:00 P.M. PREVAILING EASTERN TIME ON JULY 27, 2012 (THE “VOTING DEADLINE”) IN ACCORDANCE WITH THE FOLLOWING:

1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                                       CUSIP 14065D 20 3
11033059.3

2

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO
YOUR NOMINEE (DEFINED BELOW):

YOU MUST RETURN THIS BENEFICIAL HOLDER BALLOT TO YOUR NOMINEE IN SUFFICIENT TIME TO PERMIT YOUR NOMINEE TO DELIVER A MASTER BALLOT INCLUDING YOUR VOTE TO KCC BY THE VOTING DEADLINE.

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO KCC:

YOUR NOMINEE SHOULD HAVE PRE-VALIDATED THIS BENEFICIAL HOLDER BALLOT.  THEREFORE, YOU MUST RETURN THIS PRE-VALIDATED BENEFICIAL HOLDER BALLOT DIRECTLY TO KCC SO IT IS ACTUALLY RECEIVED ON OR BEFORE THE VOTING DEADLINE.

If the Plan is confirmed by the Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

•	COMPLETE ITEMS 1 AND 2 BELOW

•	IF YOU WISH TO VOTE FOR THE THIRD PARTY RELEASES IN SECTION XII(F) OF THE PLAN, COMPLETE ITEM 3 BELOW

•	REVIEW AND COMPLETE ITEM 4, IF APPLICABLE TO YOU

•	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 5

•	SIGN THE BALLOT

•
Return of Beneficial Holder Ballots: Your Beneficial Holder Ballot (if pre-validated) and/or the Master Ballot incorporating the vote cast on your Beneficial Holder Ballot MUST be returned to KCC so as to be actually, received by KCC on or before the Voting Deadline, which is 5:00 p.m. prevailing Eastern Time on July 27, 2012. To ensure your

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                                        CUSIP 14065D 20 3
11033059.3

3

vote is counted toward confirmation of the Plan, please read the following information carefully so that you understand where your Beneficial Holder Ballot must be sent in order for it to be received before the Voting Deadline:

➢
Not pre-validated Beneficial Holder Ballot: If you received a Beneficial Holder Ballot and a return envelope addressed to your Nominee, you must return your completed Beneficial Holder Ballot directly to your Nominee so that it is actually received in sufficient time to permit your Nominee to deliver a Master Ballot including your vote to KCC by the Voting Deadline.

➢
Pre-validated Beneficial Holder Ballot: If you received a Beneficial Holder Ballot and a return envelope addressed to KCC, you must return your completed Beneficial Holder Ballot directly to KCC so that it is actually received by KCC on or before the Voting Deadline.

•	YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIM REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE

•
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN

Item 1.   Amount of Trust Preferred Security Voted.  The undersigned certifies that as of June 19, 2012, the undersigned held  the following amount of Trust Preferred Securities reflected below.

 Amount of Trust Preferred Security:

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                                          CUSIP 14065D 20 3
11033059.3

4

Item 2.    Class 2 Vote.

Vote to “Accept” or “Reject” (check one) for the Trust Preferred Securities that you own.

ACCEPTS (votes FOR) the Plan

REJECTS (votes AGAINST) the Plan

By voting on the Plan, you will be deemed to have consented to the submission of a Master Ballot to the voting agent and the Debtors or their agents by your Nominee, where applicable.

Item 3.    Vote For Third Party Releases.  Section XII(F) of the Plan provides for releases of certain persons by Holders electing on the Ballot as follows:

For those Holders electing on their Ballot to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors’ agents and professionals, and each of their respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors’ Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements, instruments, and other documents, except for Claims arising under the Plan or any related agreements,

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                              CUSIP 14065D 20 3
11033059.3

5

instruments, releases, indentures, and other agreements and documents delivered thereunder.

By checking the line below, you will have elected to grant and be bound by the third party releases in Section XII(F) of the Plan.  You may vote to  Accept the Plan but not vote to accept the third party release.

ACCEPTS (votes FOR) the Third Party Releases

Item 4.    Certification As To Trust Preferred Securities Held In Additional Accounts.  By completing and returning this Ballot, the beneficial owner certifies that either (1) it has not submitted any other Ballots for other Trust Preferred Securities held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Trust Preferred Securities for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED
CLASS 2 BALLOTS OTHER THAN THIS BALLOT

Name of Holder2	Account Number	CUSIP Number or Description of Other Class 2 Claim Voted	Amount of Other Trust Preferred Securities Voted

(please use additional sheets of paper if necessary)

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY
THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

Item 5.   Certification.  By returning this Ballot, the holder of the Claim identified in Item 1

2 Insert your name if the Trust Preferred Securities are held by you in record name or, if held in street name, insert the name of your broker or bank.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                                            CUSIP 14065D 20 3
11033059.3

6

certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Claim described in Item 1 as of June 19, 2012; (c) it has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; (e) if delivered to a Nominee, such beneficial owner authorizes its Nominee to treat this Ballot as a direction to include its Claim on the Master Ballot; and (f) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name of Holder:	(Print or Type)
Social Security or Federal Tax I.D. No.:	(Optional)

Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                                            CUSIP 14065D 20 3
11033059.3

7

Date Completed:

This Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED.  IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT THE MASTER BALLOT BEFORE THE VOTING DEADLINE.  IF YOU ARE A HOLDER OF TRUST PREFERRED SECURITIES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING YOUR BALLOT DIRECTLY TO THE VOTING AGENT, OR IF YOU HAVE RECEIVED A PRE-VALIDATED BENEFICIAL HOLDER BALLOT FROM YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, ON OR BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

BALLOT B                                                                                                       CUSIP 14065D 20 3
11033059.3

8

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon. Jointly Administered

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 2 – TRUST PREFERRED SECURITIES

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

BALLOT FOR VOTING HOLDERS OF TRUST PREFERRED SECURITIES

(CLASS 2 TRUST PREFERRED SECURITIES)

If you are, as of June 19, 2012, a beneficial holder of a Trust Preferred Security,1 please use this Ballot to cast your vote to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”).  The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Ballot.  Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Court, and thereby made binding upon you, if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

You should review the Offering Memorandum and Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your claim or claims under the Plan. Trust Preferred Securities have been placed in Class 2 under the Plan. If you hold more than one claim against the Debtors, you will receive a Ballot for each claim you are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

If your vote is not received by the Debtors’ Voting Agent, Kurtzman Carson Consultants, at the following address on or before the Voting Deadline and such deadline is not extended, your vote will not count as an acceptance or rejection of the Plan:

Kurtzman Carson Consultants LLC
599 Lexington Avenue
39th Floor
New York, NY  10022

    Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

Attn: Capitol Bancorp Tabulation

     If the Plan is confirmed by the Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

•	COMPLETE ITEMS 1 AND 2 BELOW

•	IF YOU WISH TO VOTE FOR THE THIRD PARTY RELEASES IN SECTION XII(F) OF THE PLAN, COMPLETE ITEM 3 BELOW

•	REVIEW AND COMPLETE ITEM 4, IF APPLICABLE TO YOU

•	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 5

•	SIGN THE BALLOT

•	RETURN THE BALLOT TO THE DEBTORS’ VOTING AGENT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE

•	YOU MUST VOTE THE FULL AMOUNT OF YOUR CLAIM REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE

•
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN

Item 1.   Amount of Trust Preferred Security  Voted.  The undersigned certifies that as of June 19, 2012, the undersigned held the following amount of Trust Prefered Securities reflected below.

 Amount of Trust Preferred Security:

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

Item 2.    Class 2 Vote.

Vote to “Accept” or “Reject” (check one) for the Trust Preferred Securities that you own.

ACCEPTS (votes FOR) the Plan

REJECTS (votes AGAINST) the Plan

By voting on the Plan, you will be deemed to have consented to the submission of a Master Ballot to the voting agent and the Debtors or their agents by your Nominee, where applicable.

Item 3.    Vote For Third Party Releases.  Section XII(F) of the Plan provides for releases of certain persons by Holders electing on the Ballot as follows:

For those Holders electing on their Ballot to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors’ agents and professionals, and each of their respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors’ Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements, instruments, and other documents, except for Claims arising under the Plan or any related agreements, instruments, releases, indentures, and other agreements and documents delivered thereunder.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

By checking the line below, you will have elected to grant and be bound by the third party releases in Section XII(F) of the Plan.  You may vote to  Accept the Plan but not vote to accept the third party release.

ACCEPTS (votes FOR) the Third Party Releases

Item 4.    Certification As To Trust Preferred Securities Held In Additional Accounts.  By completing and returning this Ballot, the beneficial owner certifies that either (1) it has not submitted any other Ballots for other Trust Preferred Securities held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Trust Preferred Securities for which it has submitted additional Ballots, each of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED
CLASS 2 BALLOTS OTHER THAN THIS BALLOT

Name of Holder2	Account Number	CUSIP Number or Description of Other Class 2 Claim Voted	Amount of Other Trust Preferred Securities Voted

(please use additional sheets of paper if necessary)

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY
THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

Item 5.   Certification.  By returning this Ballot, the holder of the Claim identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Claim described in Item 1 as of June 19, 2012; (c) it has received a copy of the

2 Insert your name if the Trust Preferred Securities are held by you in record name or, if held in street name, insert the name of your broker or bank.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; (e) if delivered to a Nominee, such beneficial owner authorizes its Nominee to treat this Ballot as a direction to include its Claim on the Master Ballot; (f) if such holder holds a Private Trust Preferred Security, such holder is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or, if not an individual, is an “Institutional Accredited Investor (see definitions of “Accredited Investor” and “Institutional Accredited Investor” below) and (g) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name of Holder:	(Print or Type)
Social Security or Federal Tax I.D. No.:	(Optional)

Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

Date Completed:

This Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED.  IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT THE MASTER BALLOT BEFORE THE VOTING DEADLINE.  IF YOU ARE A HOLDER OF TRUST PREFERRED SECURITIES REGISTERED IN YOUR OWN NAME AND ARE SUBMITTING YOUR BALLOT DIRECTLY TO THE VOTING AGENT, OR IF YOU HAVE RECEIVED A PRE-VALIDATED BENEFICIAL HOLDER BALLOT FROM YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, ON OR BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

An Institutional Accredited Investor is:

•
any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

•	any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

•
any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

•
any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

•	any entity in which all of the equity owners are accredited investors.

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

PRIVATE
11037779.1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS MASTER BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS MASTER BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS MASTER BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon. Jointly Administered

MASTER BALLOT – FOR NOMINEES ONLY

MASTER BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 2 – TRUST PREFERRED SECURITIES

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES
MB-A                                                                                                                                                     CUSIP 14065B 20 8

MASTER BALLOT FOR VOTING HOLDERS OF TRUST PREFERRED SECURITIES
(CLASS 2 TRUST PREFERRED SECURITIES)

This master ballot (the “Master Ballot”) is to be used by you, as a broker, bank or other nominee, or as proxy holder or agent (each of the foregoing, a “Nominee”), for beneficial owners of the Trust Preferred Securities1 (“Beneficial Owners”).  This Master Ballot is being sent to Nominees for such Nominees to cast votes to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”), on behalf of and in accordance with the ballots (the “Individual Ballots”) cast by the Beneficial Owners. The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Master Ballot. Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code. The Plan can be confirmed by the Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

Beneficial Owners for which you are the Nominee should review the Offering Memorandum and Disclosure Statement and the Plan before voting. Such Beneficial Owners may wish to seek legal advice concerning the Plan and the classification and treatment of their claim or claims under the Plan.  Trust Preferred Securities have been placed in Class 2 under the Plan. If Beneficial Owners hold more than one claim against the Debtors, they will receive a Ballot for each claim they are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

IF KCC DOES NOT ACTUALLY RECEIVE THIS MASTER BALLOT ON OR BEFORE THE VOTING DEADLINE, AND IF THE VOTING DEADLINE IS NOT EXTENDED, THE BENEFICIAL HOLDERS' VOTES TRANSMITTED HEREBY WILL NOT COUNT AS AN ACCEPTANCE OR REJECTION OF THE PLAN.

Kurtzman Carson Consultants LLC
599 Lexington Avenue

1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

MB-A                                                                                                                                                     CUSIP 14065B 20 8

2

39th Floor
New York, NY  10022
Attn: Capitol Bancorp Tabulation

HOW TO VOTE

•	COMPLETE ITEMS 1, 2 AND 3 BELOW, TO THE EXTENT APPLICABLE

•	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4

•	SIGN THE MASTER BALLOT

•	RETURN THE MASTER BALLOT TO THE DEBTORS’ VOTING AGENT, KURTZMAN CARSON CONSULTANTS SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE

•	YOU MUST VOTE THE FULL AMOUNT OF EACH CLAIM REPRESENTED BY THIS MASTER BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT THE VOTE WITH RESPECT TO SUCH CLAIM

•
ANY CLAIM REPRESENTED BY THIS MASTER BALLOT THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN

Item 1.   Certification of Authority to Vote.  The undersigned certifies that as of June 19, 2012, the undersigned (check the applicable box below):

Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Trust Preferred Securities listed in Item 2 below, and is the registered holder of such Claims; or

Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Trust Preferred Securities listed in Item 2 below; or

Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Trust Preferred Securities listed in Item 2 below; and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Claims listed in Item 2 below.

 MB-A                                                                                                                                                     CUSIP 14065B 20 8

3

Item 2.    Vote on Plan.  The undersigned transmits the following votes and proxies of Beneficial Owners of the Trust Preferred Securities and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of such Claims as of the June 19, 2012 and (ii) have delivered to the undersigned, as Nominee, Individual Ballots casting such votes.

Your Customer Account Number for Each Beneficial Owner	Amount Voted to ACCEPT the Plan	Amount Voted to REJECT the Plan	Voted to Accept the Third Party Releases

TOTALS

YOUR RECEIPT OF THIS MASTER BALLOT DOES NOT SIGNIFY THAT
ANY CLAIMS OF BENEFICIAL OWNERS FOR WHICH YOU ARE
THE NOMINEE HAVE BEEN OR WILL BE ALLOWED

Item 3.   Additional Ballots Submitted by Beneficial Owners.  The undersigned certifies that it has accurately transcribed in the following table the information, if any, provided by Beneficial Owners in Item 3 of the individual Ballots:

MB-A                                                                                                                                                     CUSIP 14065B 20 8

4

TRANSCRIBE FROM ITEM 3 OF INDIVIDUAL BALLOT

Your Customer Account Number for Each Beneficial Owner	Name of Holder	Account Number	CUSIP Number of Description of Other Class 2 Claim Voted	Amount of Other Trust Preferred Securities Voted

Item 4.   Certification.  By returning this Master Ballot, the undersigned certifies that (a) it has been authorized by each Beneficial Owner to vote to on the Plan in the manner indicated on this Master Ballot, (b) it will retain the individual Ballots returned by the Beneficial Owners identified in Item 2 above for at least one year after the Voting Deadline (or such other date as may be set by Court order) for disclosure to the Bankruptcy Court, the Debtors, the Debtors’ Voting Agent, Kurtzman Carson Consultants, or any other appropriate party if so required, and (c) each Beneficial Owner of the Claims listed in Item 2 above has certified that it (i) is the holder of such Claims and (ii) has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all of the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan.

 MB-A                                                                                                                                                     CUSIP 14065B 20 8

5

Name of Broker, Bank or Other Nominee:	(Print or Type)
Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):
Participant Number (if applicable):
Social Security or Federal Tax I.D. No.:	(Optional)
Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:
Date Completed:

This Master Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, BY 5:00 P.M., EASTERN DAYLIGHT TIME,

MB-A                                                                                                                                                     CUSIP 14065B 20 8

6

ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED, OR THE VOTES CONTAINED HEREIN WILL NOT BE COUNTED.

Kurtzman Carson Consultants LLC
599 Lexington Avenue
39th Floor
New York, NY  10022
Attn: Capitol Bancorp Tabulation

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A MASTER BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

MB-A                                                                                                                                                     CUSIP 14065B 20 8

7

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS MASTER BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS MASTER BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS MASTER BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon. Jointly Administered

MASTER BALLOT – FOR NOMINEES ONLY

MASTER BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 2 – TRUST PREFERRED SECURITIES

CAPITAL BANCORP LTD. IS NOT CURRENTLY IN DEFAULT WITH RESPECT TO ITS TRUST PREFERRED SECURITIES

MB-B                                                                                                                                                     CUSIP 14065D 20 3

MASTER BALLOT FOR VOTING HOLDERS OF TRUST PREFERRED SECURITIES
(CLASS 2 TRUST PREFERRED SECURITIES)

This master ballot (the “Master Ballot”) is to be used by you, as a broker, bank or other nominee, or as proxy holder or agent (each of the foregoing, a “Nominee”), for beneficial owners of the Trust Preferred Securities1 (“Beneficial Owners”).  This Master Ballot is being sent to Nominees for such Nominees to cast votes to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”), on behalf of and in accordance with the ballots (the “Individual Ballots”) cast by the Beneficial Owners. The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Master Ballot. Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code. The Plan can be confirmed by the Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

Beneficial Owners for which you are the Nominee should review the Offering Memorandum and Disclosure Statement and the Plan before voting. Such Beneficial Owners may wish to seek legal advice concerning the Plan and the classification and treatment of their claim or claims under the Plan.  Trust Preferred Securities have been placed in Class 2 under the Plan. If Beneficial Owners hold more than one claim against the Debtors, they will receive a Ballot for each claim they are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

IF KCC DOES NOT ACTUALLY RECEIVE THIS MASTER BALLOT ON OR BEFORE THE VOTING DEADLINE, AND IF THE VOTING DEADLINE IS NOT EXTENDED, THE BENEFICIAL HOLDERS' VOTES TRANSMITTED HEREBY WILL NOT COUNT AS AN ACCEPTANCE OR REJECTION OF THE PLAN.

Kurtzman Carson Consultants LLC
599 Lexington Avenue

1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

MB-B                                                                                                                                                     CUSIP 14065D 20 3

2

39th Floor
New York, NY  10022

Attn: Capitol Bancorp Tabulation

HOW TO VOTE

•	COMPLETE ITEMS 1, 2 AND 3 BELOW, TO THE EXTENT APPLICABLE

•	REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4

•	SIGN THE MASTER BALLOT

RETURN THE MASTER BALLOT TO THE DEBTORS’ VOTING AGENT, KURTZMAN CARSON CONSULTANTS SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE

•	YOU MUST VOTE THE FULL AMOUNT OF EACH CLAIM REPRESENTED BY THIS MASTER BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT THE VOTE WITH RESPECT TO SUCH CLAIM

•
ANY CLAIM REPRESENTED BY THIS MASTER BALLOT THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN

Item 1.   Certification of Authority to Vote.  The undersigned certifies that as of June 19, 2012, the undersigned (check the applicable box below):

Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Trust Preferred Securities listed in Item 2 below, and is the registered holder of such Claims; or

Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Trust Preferred Securities listed in Item 2 below; or

Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Trust Preferred Securities listed in Item 2 below; and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Claims listed in Item 2 below.

MB-B                                                                                                                                                     CUSIP 14065D 20 3

3

Item 2.    Vote on Plan.  The undersigned transmits the following votes and proxies of Beneficial Owners of the Trust Preferred Securities and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of such Claims as of the June 19, 2012 and (ii) have delivered to the undersigned, as Nominee, Individual Ballots casting such votes.

Your Customer Account Number for Each Beneficial Owner	Amount Voted to ACCEPT the Plan	Amount Voted to REJECT the Plan	Voted to Accept the Third Party Releases

TOTALS

YOUR RECEIPT OF THIS MASTER BALLOT DOES NOT SIGNIFY THAT
ANY CLAIMS OF BENEFICIAL OWNERS FOR WHICH YOU ARE
THE NOMINEE HAVE BEEN OR WILL BE ALLOWED

Item 3.   Additional Ballots Submitted by Beneficial Owners.  The undersigned certifies that it has accurately transcribed in the following table the information, if any, provided by Beneficial Owners in Item 3 of the individual Ballots:

MB-B                                                                                                                                                     CUSIP 14065D 20 3

4

TRANSCRIBE FROM ITEM 3 OF INDIVIDUAL BALLOT

Your Customer Account Number for Each Beneficial Owner	Name of Holder	Account Number	CUSIP Number of Description of Other Class 2 Claim Voted	Amount of Other Trust Preferred Securities Voted

Item 4.   Certification.  By returning this Master Ballot, the undersigned certifies that (a) it has been authorized by each Beneficial Owner to vote to on the Plan in the manner indicated on this Master Ballot, (b) it will retain the individual Ballots returned by the Beneficial Owners identified in Item 2 above for at least one year after the Voting Deadline (or such other date as may be set by Court order) for disclosure to the Bankruptcy Court, the Debtors, the Debtors’ Voting Agent, Kurtzman Carson Consultants, or any other appropriate party if so required, and (c) each Beneficial Owner of the Claims listed in Item 2 above has certified that it (i) is the holder of such Claims and (ii) has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all of the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan.

MB-B                                                                                                                                                     CUSIP 14065D 20 3

5

Name of Broker, Bank or Other Nominee:	(Print or Type)
Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):
Participant Number (if applicable):
Social Security or Federal Tax I.D. No.:	(Optional)
Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:
Date Completed:

This Master Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THIS MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, BY 5:00 P.M., EASTERN DAYLIGHT TIME,

MB-B                                                                                                                                                     CUSIP 14065D 20 3

6

ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED, OR THE VOTES CONTAINED HEREIN WILL NOT BE COUNTED.

Kurtzman Carson Consultants LLC
599 Lexington Avenue
39th Floor
New York, NY  10022
Attn: Capitol Bancorp Tabulation

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A MASTER BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

MB-B                                                                                                                                                     CUSIP 14065D 20 3

7

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon. Jointly Administered

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 5 – COMPANY’S SERIES A PREFERRED STOCK

PRIVATE

BALLOT FOR VOTING HOLDERS OF COMPANY’S SERIES A PREFERRED STOCK
(CLASS 5 COMPANY’S SERIES A PREFERRED STOCK)

If you are, as of June 19, 2012, a holder of the Company’s Series A Preferred Stock,1 please use this Ballot to cast your vote to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”).  The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Ballot.  Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Court, and thereby made binding upon you, if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

You should review the Offering Memorandum and Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your equity security interest or interests under the Plan. The Company’s Series A Preferred Stock has been placed in Class 5 under the Plan. If you hold more than one class of equity security interest in the Debtors, you will receive a Ballot for each class of equity security interest you are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

If your vote is not received by the Debtors’ Voting Agent, Kurtzman Carson Consultants, at the following address on or before the Voting Deadline and such deadline is not extended, your vote will not count as an acceptance or rejection of the Plan:

Kurtzman Carson Consultants LLC
599 Lexington Avenue
39th Floor
New York, NY  10022

Attn: Capitol Bancorp Tabulation

1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

PRIVATE
2

If the Plan is confirmed by the Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

•	COMPLETE ITEMS 1 AND 2 BELOW

•	IF YOU WISH TO VOTE FOR THE THIRD PARTY RELEASES IN SECTION XII(F) OF THE PLAN, COMPLETE ITEM 3 BELOW

•	REVIEW AND COMPLETE ITEM 4, IF APPLICABLE TO YOU

•	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 5

•	SIGN THE BALLOT

•	RETURN THE BALLOT TO THE DEBTORS’ VOTING AGENT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE

•	YOU MUST VOTE THE FULL AMOUNT OF YOUR EQUITY SECURITY INTERESTS REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE

•
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN

Item 1.   Amount of Equity Security Interest Voted.  The undersigned certifies that as of June 19, 2012, the undersigned held interests in the Debtors as reflected below.

Number of Shares of Company’s Series A Preferred Stock:

Item 2.    Class 5 Vote.

Vote to “Accept” or “Reject” (check one) for the Company’s Series A Preferred Stock that you own.

ACCEPTS (votes FOR) the Plan

PRIVATE
3

REJECTS (votes AGAINST) the Plan
 Item 3.    Vote For Third Party Releases.  Section XII(F) provides for releases of certain persons by Holders electing on the Ballot as follows:

For those Holders electing on their Ballot to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors’ agents and professionals, and each of their respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors’ Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements, instruments, and other documents, except for Claims arising under the Plan or any related agreements, instruments, releases, indentures, and other agreements and documents delivered thereunder.

By checking the line below, you will have elected to grant and be bound by the third party releases in Section XII(F) of the Plan.  You may vote to accept the Plan but not vote to accept the third party release.

ACCEPTS (votes FOR) the Third Party Releases

Item 4.   Certification As To Company’s Series A Preferred Stock Held In Additional Accounts.  By completing and returning this Ballot, the holder certifies that either (1) it has not submitted any other Ballots for other Company’s Series A Preferred Stock held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Company’s Series A Preferred Stock for which it has submitted additional Ballots, each

PRIVATE
4

of which indicates the same vote to accept or reject the Plan (please note that you are not permitted to split your vote – if you vote you must vote all of your claims either to accept or reject the Plan):

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED

CLASS 5 BALLOTS OTHER THAN THIS BALLOT

Name of Holder	Account Number	Number of Other Shares of Preferred Stock Voted
$
$
$

(please use additional sheets of paper if necessary)

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY

THAT YOUR CLAIM HAS BEEN OR WILL BE ALLOWED

Item 5.   Certification.  By returning this Ballot, the holder of the Interest identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Equity Security Interest described in Item 1 as of June 19, 2012; (c) it has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; (e) such holder is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or, if not an individual, is an “Institutional Accredited Investor (see definitions of “Accredited Investor” and “Institutional Accredited Investor” below) and (f) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

PRIVATE

5

Name of Holder:	(Print or Type)
Social Security or Federal Tax I.D. No.:	(Optional)

Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:
Date Completed:

This Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

PRIVATE

6

THE VOTING DEADLINE IS 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED. PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, ON OR BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

An Institutional Accredited Investor is:

•
any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

•	any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

•
any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

•
any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

•	any entity in which all of the equity owners are accredited investors.

11010761.3

PRIVATE

7

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon. Jointly Administered

BENEFICIAL HOLDER BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 6 – COMPANY’S COMMON STOCK

C                                                                                                                                                        CUSIP 14056D 10 5
11011207.4

BENEFICIAL HOLDER BALLOT FOR VOTING HOLDERS OF COMPANY’S COMMON STOCK
(CLASS 6 – COMPANY’S COMMON STOCK)

If you are, as of June 19, 2012, a holder of Common Stock,1 please use this Ballot to cast your vote to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”).  The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Ballot.  Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Court, and thereby made binding upon you, if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

You should review the Offering Memorandum and Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your equity security interests under the Plan. The Company’s Common Stock has been placed in Class 6 under the Plan. If you hold more than one class of equity security interest in the Debtors, you will receive a Ballot for each class of equity security interest you are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

IN ORDER FOR YOUR VOTE TO BE COUNTED, ALL PRE-VALIDATED BENEFICIAL HOLDER BALLOTS AND MASTER BALLOTS CAST ON BEHALF OF BENEFICIAL HOLDER BALLOTS THAT WERE NOT PRE-VALIDATED MUST BE COMPLETED, EXECUTED, AND RETURNED SO AS TO BE ACTUALLY RECEIVED BY THE DEBTORS’ BALLOTING AGENT, KURTZMAN CARSON CONSULTANTS LLC (“KCC”), BY 5:00 P.M. PREVAILING EASTERN TIME ON JULY 27, 2012 (THE “VOTING DEADLINE”) IN ACCORDANCE WITH THE FOLLOWING:

1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

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IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO
YOUR NOMINEE (DEFINED BELOW):

YOU MUST RETURN THIS BENEFICIAL HOLDER BALLOT TO YOUR NOMINEE IN SUFFICIENT TIME TO PERMIT YOUR NOMINEE TO DELIVER A MASTER BALLOT INCLUDING YOUR VOTE TO KCC BY THE VOTING DEADLINE.

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO KCC:
YOUR NOMINEE SHOULD HAVE PRE-VALIDATED THIS BENEFICIAL HOLDER BALLOT.  THEREFORE, YOU MUST RETURN THIS PRE-VALIDATED BENEFICIAL HOLDER BALLOT DIRECTLY TO KCC SO IT IS ACTUALLY RECEIVED ON OR BEFORE THE VOTING DEADLINE.

If the Plan is confirmed by the Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

•	COMPLETE ITEMS 1 AND 2 BELOW

•	IF YOU WISH TO VOTE FOR THE THIRD PARTY RELEASES IN SECTION XII(F) OF THE PLAN, COMPLETE ITEM 3 BELOW

•	REVIEW AND COMPLETE ITEM 4, IF APPLICABLE TO YOU

•	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 5

•	SIGN THE BALLOT

•
Return of Beneficial Holder Ballots: Your Beneficial Holder Ballot (if pre-validated) and/or the Master Ballot incorporating the vote cast on your Beneficial Holder Ballot MUST be returned to KCC so as to be actually, received by KCC on or before the Voting Deadline, which is 4:30 p.m. prevailing Pacific Time on July 13, 2012. To ensure your vote is counted toward confirmation of the Plan, please read the following information carefully so that you understand where your Beneficial Holder Ballot must be sent in order for it to be received before the Voting Deadline:

➢
Not pre-validated Beneficial Holder Ballot: If you received a Beneficial Holder Ballot and a return envelope addressed to your Nominee, you must return your completed Beneficial Holder Ballot directly to your Nominee so that it is actually received in sufficient time to permit your Nominee to deliver a Master Ballot including your vote

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       to KCC by the Voting Deadline.

➢
Pre-validated Beneficial Holder Ballot: If you received a Beneficial Holder Ballot and a return envelope addressed to KCC, you must return your completed Beneficial Holder Ballot directly to KCC so that it is actually received by KCC on or before the Voting Deadline.

•	YOU MUST VOTE THE FULL AMOUNT OF YOUR EQUITY SECURITY INTERESTS REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE

•
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN.

Item 1.   Amount of Equity Security Interest Voted.  The undersigned certifies that as of June 19, 2012, the undersigned held equity security interests in the Debtors as reflected below.

Number of Shares of Company’s Common Stock:

 Item 2.    Class 6 Vote.

Vote to “Accept” or “Reject” (check one) for the Company’s Common Stock that you own.

ACCEPTS (votes FOR) the Plan

REJECTS (votes AGAINST) the Plan

Item 3.    Vote For Third Party Releases.  Section XII(F) of the Plan provides for releases of certain persons by Holders electing on the Ballot as follows:

For those Holders electing on their Ballot to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors’ agents and professionals, and each of their

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respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors’ Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements, instruments, and other documents, except for Claims arising under the Plan or any related agreements, instruments, releases, indentures, and other agreements and documents delivered thereunder.

By checking the line below, you will have elected to grant and be bound by the third party releases in Section XII(F) of the Plan.  You may vote to accept the Plan but not vote to accept the third party release.

ACCEPTS (votes FOR) the Third Party Releases

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY
THAT YOUR INTEREST HAS BEEN OR WILL BE ALLOWED

Item 4.   Certification.  By returning this Ballot, the holder of the Equity Security Interest identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Interest described in Item 1 as of June 19, 2012; (c) it has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; and (e) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or

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 incapacity of the undersigned.

Name of Holder:	(Print or Type)
Social Security or Federal Tax I.D. No.:	(Optional)

Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:
Date Completed:

This Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED.  IF SUBMITTING YOUR BALLOT TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO PROCESS AND SUBMIT

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 THE MASTER BALLOT BEFORE THE VOTING DEADLINE.  IF YOU HAVE RECEIVED A PRE-VALIDATED BENEFICIAL HOLDER BALLOT FROM YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, ON OR BEFORE THE VOTING DEADLINE.
.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT. IMPORTANT:  NO CHAPTER 11 CASES HAVE BEEN COMMENCED BY THE DEBTORS AT THIS TIME.  THIS BALLOT HAS NOT BEEN FILED WITH OR APPROVED BY THE COURT.  IN THE EVENT THAT THE DEBTORS DO FILE CHAPTER 11 CASES, THE DEBTORS EXPECT TO SEEK AN ORDER OF THE COURT, AMONG OTHER THINGS, APPROVING THIS BALLOT.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN

In re: CAPITOL BANCORP LTD., Debtor. ___________________________________________/ In re: FINANCIAL COMMERCE CORPORATION, Debtor. ___________________________________________/	Chapter 11 Case No. 12- Hon. Chapter 11 Case No. 12- Hon. Jointly Administered

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’
PREPACKED JOINT PLAN OF REORGANIZATION

CLASS 6 – COMPANY’S COMMON STOCK

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BALLOT FOR VOTING HOLDERS OF COMPANY’S COMMON STOCK
(CLASS 6 – COMPANY’S COMMON STOCK)

If you are, as of June 19, 2012, a holder of Common Stock,1 please use this Ballot to cast your vote to accept or reject the Prepackaged Joint Plan of Reorganization (as it may be amended, modified or supplemented from time to time in accordance with the terms thereof, the “Plan”), which is being proposed by Capitol Bancorp Ltd. and Financial Commerce Corporation (collectively, the “Debtors”).  The Plan is attached as Annex B to the Confidential Out-of-Court Exchange Offering Memorandum and Solicitation of Consents and Disclosure Statement and Solicitation of Votes Related to an In-Court Standby Prepackaged Joint Plan of Reorganization (the “Offering Memorandum and Disclosure Statement”), which accompanies this Ballot.  Subsequent to this solicitation, subject to certain conditions, the Debtors intend to commence cases under chapter 11 of the Bankruptcy Code.  The Plan can be confirmed by the Court, and thereby made binding upon you, if it is accepted by (i) the holders of two-thirds in amount and more than one-half in number of Claims and (ii) the holders of two-thirds in amount of Equity Security Interests, in each class that votes on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code.  If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting the Plan, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

You should review the Offering Memorandum and Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your equity security interests under the Plan. The Company’s Common Stock has been placed in Class 6 under the Plan. If you hold more than one class of equity security interest in the Debtors, you will receive a Ballot for each class of equity security interest you are entitled to vote.

VOTING DEADLINE: 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012.

If your vote is not received by the Debtors’ Voting Agent, Kurtzman Carson Consultants, at the following address on or before the Voting Deadline and such deadline is not extended, your vote will not count as an acceptance or rejection of the Plan:

Kurtzman Carson Consultants LLC
599 Lexington Avenue
39th Floor
New York, NY  10022
Attn: Capitol Bancorp Tabulation

1 Capitalized terms not otherwise defined herein have the meanings given to such terms in the Plan.

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If the Plan is confirmed by the Court, it will be binding on you whether or not you vote.

Upon the expiration or termination of this solicitation, the vote represented by this Ballot is irrevocable and you may not change or withdraw your vote. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

HOW TO VOTE

•	COMPLETE ITEMS 1 AND 2 BELOW

•	IF YOU WISH TO VOTE FOR THE THIRD PARTY RELEASES IN SECTION XII(F) OF THE PLAN, COMPLETE ITEM 3 BELOW

•	REVIEW AND COMPLETE THE CERTIFICATIONS CONTAINED IN ITEM 4

•	SIGN THE BALLOT

•	RETURN THE BALLOT TO THE DEBTORS’ VOTING AGENT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE

•	YOU MUST VOTE THE FULL AMOUNT OF YOUR EQUITY SECURITY INTERESTS REPRESENTED BY THIS BALLOT EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE

•
ANY EXECUTED BALLOT RECEIVED THAT (A) DOES NOT INDICATE EITHER AN ACCEPTANCE OR A REJECTION OF THE PLAN, (B) INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR (C) IS INCOMPLETE, ILLEGIBLE OR UNSIGNED WILL NOT BE INCLUDED IN ANY CALCULATION OF VOTES WITH RESPECT TO THE PLAN.

Item 1.   Amount of Equity Security Interest Voted.  The undersigned certifies that as of June 19, 2012, the undersigned held equity security interests in the Debtors as reflected below.

Number of Shares of Company’s Common Stock:

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Item 2.    Class 6 Vote.

Vote to “Accept” or “Reject” (check one) for the Company’s Common Stock that you own.

ACCEPTS (votes FOR) the Plan

REJECTS (votes AGAINST) the Plan

Item 3.    Vote For Third Party Releases.  Section XII(F) of the Plan provides for releases of certain persons by Holders electing on the Ballot as follows:

For those Holders electing on their Ballot to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors’ agents and professionals, and each of their respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors’ Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements, instruments, and other documents, except for Claims arising under the Plan or any related agreements, instruments, releases, indentures, and other agreements and documents delivered thereunder.

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By checking the line below, you will have elected to grant and be bound by the third party releases in Section XII(F) of the Plan.  You may vote to accept the Plan but not vote to accept the third party release.

ACCEPTS (votes FOR) the Third Party Releases

YOUR RECEIPT OF THIS BALLOT DOES NOT SIGNIFY
THAT YOUR INTEREST HAS BEEN OR WILL BE ALLOWED

Item 4.   Certification.  By returning this Ballot, the holder of the Equity Security Interest identified in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan, (b) it was the holder of the Interest described in Item 1 as of June 19, 2012; (c) it has received a copy of the Offering Memorandum and Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Offering Memorandum and Disclosure Statement and the Plan; (d) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission; and (e) all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

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Signature:
Print Name:
Title (if corporation, partnership or LLC):
Street Address:
City, State, Zip Code:
Telephone Number:
Email Address:
Date Completed:

This Ballot shall not constitute or be deemed a proof of Claim or Equity Security Interest, an assertion of a Claim or Equity Security Interest, or the allowance of a Claim or Equity Security Interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN DAYLIGHT TIME, ON JULY 27, 2012, UNLESS SUCH TIME IS EXTENDED. PLEASE ALLOW SUFFICIENT TIME

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FOR YOUR BALLOT TO BE RECEIVED BY THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, ON OR BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT, THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, KURTZMAN CARSON CONSULTANTS, AT (917) 281-4800.

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